Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 12 — Income Taxes

There has historically been no federal or state provision for income taxes because the Company has incurred operating losses and maintains a full valuation allowance against its net deferred tax assets in the United States. For the three months ended March 31, 2022 and 2021, the Company recognized no provision for income taxes in the United States. The provision for foreign income taxes was immaterial for the three months ended March 31, 2022 and 2021.

Utilization of the Company’s net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such an annual limitation could result in the expiration or elimination of the net operating loss and tax credit carryforwards before utilization. Management believes that the limitation will not limit utilization of the carryforwards prior to their expiration.

Note 14 — Income Taxes

The components of the Company’s provision for income taxes are as follows:

	Year Ended December 31,
(in thousands)	2021	2020
Current income tax expense (benefit)
Federal	$17	$3
State	21	20
	38	23
Deferred tax expense (benefit)
Federal	—	—
State	—	—
	—	—
Provision for income taxes	$38	$23

A reconciliation of the income tax benefit calculated at the federal statutory rate to the total income tax provision is as follows:

	Year Ended December 31,
(in thousands)	2021	2020
Income tax benefit at the federal statutory rate	$(18,404)	$(11,128)
State income taxes, net of federal income tax benefit	(3,008)	(3,003)
Nondeductible stock-based compensation	1,049	1,094
Expiration of net operating loss and research and development credits	3,244	1,056
Term loan amendment	—	19
Change in valuation allowance	15,092	14,446
Other permanent items	1,311	4
Research and development credits	(1,110)	(1,110)
Return to provision adjustments	855	(993)
Other, net	1,009	(362)
Provision for income taxes	$38	$23

The components of the deferred income tax assets and liabilities is as follows:

	December 31,
(in thousands)	2021	2020
Deferred income tax assets:
Net operating loss carryforwards	$98,032	$84,358
Research and development credits	11,264	10,590
Depreciation and amortization	598	539
Deferred revenue	1,344	1,389
Accrued expenses and non-deductible reserves	200	761
Compensation accruals	1,796	1,076
Stock-based compensation	11,952	8,731
Interest expense carryforward	6,628	3,242
Loan discount and issuance costs	—	2,333
Other	1,139	291
	132,953	113,310
Valuation allowance	(132,953)	(113,310)
Deferred income taxes, net of valuation allowance	—	—
Deferred income tax liabilities	—	—
Net deferred income tax assets (liabilities)	$—	$—

As of December 31, 2021, and 2020, a full valuation allowance of $133.0 million and $113.3 million was established against the Company’s deferred tax assets as the Company believes it is more likely than not these tax attributes would not be realizable in the future. The valuation allowance increased by $19.7 million for the year ended December 31, 2021.

The Company evaluates the need to establish a valuation allowance by considering all available positive and negative evidence, including expected levels of taxable income, future reversals of existing temporary differences, tax planning strategies, and recent financial operations. The Company establishes a valuation allowance to reduce deferred tax assets to the extent it is more likely than not that some, or all, of the deferred tax assets will not be realized. The Company determined it is more likely than not that all of its deferred tax assets would not be realized. The Company will continue to monitor its available positive and negative evidence in assessing the realization of its deferred tax assets in the future, and should there be a need to release the valuation allowance, a tax benefit will be recorded.

As of December 31, 2021, and 2020, the Company had federal net operating losses (“NOLs”) of $385.5 million and $328.6 million, respectively. Of the aggregate federal NOLs at December 31, 2021, $179.9 million can be carried forward indefinitely, and the remaining $205.5 million will begin to expire in 2022.

As of December 31, 2021, and 2020, the Company had state NOLs of $359.9 million and $340.3 million, respectively, which begin to expire in 2022.

As of December 31, 2021, and 2020, the Company had research and development credit carryforward of $12.5 million and $11.8 million, respectively, which begin to expire in 2022.

Our U.S. deferred tax assets are also subject to annual limitation under Section 382 of the Internal Revenue Code of 1986 due to stock ownership changes that have occurred, primarily as a result of the business combination completed on September 1, 2021. Based on an analysis completed during 2021, we have concluded that all of our historical U.S. deferred tax assets generated through December 31, 2020 are available to us for future use to offset taxable income. We may experience ownership changes in the future as a result of shifts in our stock ownership (some of which may be outside our control). Therefore, available U.S. deferred tax assets may be further limited in the event of another significant ownership change.

The Company files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions with varying statutes of limitations. As of December 31, 2021, the Company is not under examination in any jurisdiction and the tax years 2017 through 2020 remain open to examination in its federal and state jurisdictions. The Company believes no significant changes in the unrecognized tax benefits will occur within the next 12 months.

A reconciliation of the unrecognized tax benefits is as follows:

	December 31,
(in thousands)	2021	2020
Unrecognized tax benefit – beginning balance	$1,176	$1,071
Increase related to tax positions taken in the current year	111	111
Increase related to tax positions taken in the prior year	—	—
Decrease related to tax positions taken in the prior year	(36)	(6)
Unrecognized tax benefit – ending balance	$1,251	$1,176

The unrecognized tax benefits are classified as a reduction of deferred tax assets on the consolidated balance sheets. As of December 31, 2021, and 2020, there are $1.3 million and $1.2 million of unrecognized tax benefits that, if recognized, would favorably affect the Company’s effective tax rate, respectively.

The Company did not recognize any interests or penalties in all periods presented or accrue any interests or penalties as of December 31, 2021, and 2020.